                                                                 Exhibit (r)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints KATHLEEN T. CARBONE and RICHARD HOSKINS, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue hereof.


RICHARD HOSKINS        Chief Financial Officer   April 29, 2013
---------------------
RICHARD HOSKINS

JAMES BRACKEN                  Director          April 29, 2013
---------------------
JAMES BRACKEN

JOHN Q. DOYLE
---------------------  Director, President and   April 29, 2013
JOHN Q. DOYLE          Chief Executive Officer

PETER D. HANCOCK               Director          April 29, 2013
---------------------
PETER D. HANCOCK

DAVID L. HERZOG                Director          April 29, 2013
---------------------
DAVID L. HERZOG

MONIKA M. MACHON               Director          April 29, 2013
---------------------
MONIKA M. MACHON

RALPH W. MUCERINO              Director          April 29, 2013
---------------------
RALPH W. MUCERINO

SID SANKARAN                   Director          April 29, 2013
---------------------
SID SANKARAN

MARK T. WILLIS                 Director          April 29, 2013
---------------------
MARK T. WILLIS

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

GUARANTOR PRODUCT SCHEDULE - 4/29/2013

REGISTRANT NAME             FILE NO.
--------------------------- ---------------------------------------------------
AGL Separate Account I      333-185839 Old Profile VA, Paradigm VA, Profile
811-05301                   VA, Trilogy VA
                            333-185827 Gallery VA
                            333-185843 The Variable Annuity
                            333-185789 Ovation VA
                            333-185817 Ovation Advisor VA
                            333-185836 Ovation Plus VA
                            333-185823 Group Immediate VA Contract
                            (RG_RET)
                            333-185785 Group Immediate VA Contract
                            (Vanguard)
                            333-185819 Immediate VA Contract (Vanguard
                            Individual)

AGL Separate Account II     333-185833 Gallery Life (Individual) VUL, Flexible
811-04867                   Premium Variable Universal Life Group
                            333-185812 Flexible Premium Variable Universal
                            Life Group Policy
                            333-185761 Executive Advantage VUL
                            333-185782 Polaris VUL Policies & Gemstone VUL
                            333-185830 Polaris Survivorship Life

USL SEPARATE ACCOUNT USL A  333-171499 Group Immediate VA Contract
811-04865                              (RG-RET)
                            333-171496 Group Immediate CA Contract
                                       (Vanguard)
                            333-171503 Old Profile VA (single premium),
                                       Gallery VA, Paradigm VA, New
                                       Profile VA (Flex Premium),
                                       Trilogy VA
                            333-171495 Ovation VA
                            333-171502 Ovation Advisor VA
                            333-171500 Ovation PLUS VA
                            333-171501 The Variable Annuity VA

USL SEPARATE ACCOUNT USL B  333-171493 Executive Advantage VUL
811-04865-01                333-171498 Flexible Premium Variable Universal
                                       Life Policy
                            333-171497 Gemstone Life VUL